FEDERATED INVESTORS
Federated Investors Tower
Pittsburgh, PA 15222-3779


Federated Securities Corp. is the distributor of the Fund
and is a subsidiary of Federated Investors.
Cusip  313907206
Cusip  313907107
G00995-03 (12/96)

FEDERATED SHORT-TERM MUNICIPAL TRUST

SUPPLEMENT TO THE INSTITUTIONAL SHARES AND INSTITUTIONAL SERVICE SHARES PROSPECTUSES DATED
AUGUST 31, 1996.

Under the section entitled ADVISOR'S BACKGROUND, please replace the second and third paragraphs with the following:

`Jeff A. Kozemchak has been the Trust's portfolio manager since June 1996. Mr. Kozemchak joined Federated Investors in 1987 and has been a Vice President of the Trust's investment adviser since 1993. Mr. Kozemchak served as an Assistant Vice President of the investment adviser from 1990 until 1992, and from 1987 until 1990 he acted as an investment analyst. Mr. Kozemchak is a Chartered Financial Analyst and received his M.S. in Industrial Administration from Carnegie Mellon University in 1987.
Mary Jo Ochson has been the Trust's portfolio manager since January 1, 1996. Ms. Ochson joined Federated Investors in 1982 and has been a Senior Vice President of the Trust's investment adviser since January 1996. From 1988 through 1995, Ms. Ochson served as a Vice President of the Trust's investment adviser. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.''

                                         January 9, 1996